Acquisition of NHRA Pro Racing from the National Hot Rod Association by HD Partners Acquisition Corporation

Investor Presentation The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K/A filed by HD Partners Acquisition Corporation (“HD Partners” or “HDP”) on May 31, 2007. HDP is holding presentations for its stockholders regarding its proposed purchase of the National Hot Rod Association (“NHRA”), as described in an earlier Form 8-K filed by HDP which describes the acquisition in more detail. Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of HDP’s initial public offering (“IPO”) consummated in June 2006, is assisting HDP in these efforts and will receive an advisory fee equal to $300,000. In addition, Morgan Joseph, as representative of the underwriters, is entitled to receive deferred underwriting fees of $3 million upon consummation of this transaction. HDP and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of HDP’s stockholders to be held to approve this transaction. To date, Morgan Joseph’s activities have not included actions that would deem such a firm to be engaged in the solicitation of proxies for HDP, although the firm may be so engaged in the future. Stockholders of HDP and other interested persons are advised to read HDP’s preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with HDP’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information. Such persons can also read HDP’s final prospectus, dated June 2, 2006, as well as periodic reports, for more information about HDP, its officers and directors, and their individual and group security ownership in HDP, and interest in the successful consummation of this business combination. Stockholders may also refer to the HDP proxy statement for information about Morgan Joseph’s security holdings in HDP. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http://www.sec.gov).

Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about HDP,NHRA and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of HDP’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: continued compliance with government regulations; changing legislation or regulatory environments; requirements or changes affecting the businesses in which NHRA is engaged; auto racing and sports industry trends, including factors affecting supply and demand; NHRA’s dependence on attendance and sponsorships; labor and personnel relations; NHRA’s revenue and profitability; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in HDP’s filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2006. The information set forth herein should be read in light of such risks. Neither HDP, nor NHRA assumes any obligation to update the information contained in this presentation. This presentation contains disclosures of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Contents Background and Highlights NHRA Overview Transaction Overview Transaction Summary Purchased Business Financial Overview Key Potential Growth Areas HD Partner Background and the NHRA Opportunity Conclusion

Background In June 2006, HD Partners Acquisition Corporation (HD Partners) raised gross proceeds of $150M 18.75 million units (priced at $8 per unit), each unit consisting of one common share and one warrant exercisable at $5.50 per share Business objective of HD Partners is to pursue a business combination in the media, entertainment or telecommunications sector On May 30, 2007, HD Partners entered into a definitive agreement with the National Hot Rod Association (NHRA) to purchase all of the NHRA’s professional drag racing series/assets as well as a broad set of exclusive commercialization rights. The transaction is expected to close in the fall of 2007. Upon transaction close, the purchased business will be held in a wholly owned subsidiary of HD Partners named NHRA Pro Racing.

Transaction Highlights NHRA professional racing is a unique entertainment asset with a recognized brand Preeminent Drag Racing organization; 23 National Events per year 49% television viewership increase from 2000 to 2006 There are many near-term growth opportunities for significant EBITDA expansion Plan will double EBITDA within first three years HD Partners management is uniquely qualified to exploit identified opportunities Evolved DIRECTV into the nation’s leading provider of digital television, with approximately 12.2 million customers and $7.7 billion in revenues Developed and successfully marketed many innovative sports products, such as NFL Sunday Ticket and NBA League Pass HD Partners’ capital structure finances NHRA Pro Racing growth strategy while providing immediate capability to aggressively pursue strategic acquisition opportunities

NHRA Overview

What is the NHRA? Founded in 1951 as a non-profit, the National Hot Rod Association is the world’s largest motorsports organization 80,000 members 300,000 participants 140 NHRA Member Tracks 5,000+ events annually 1.5 million side-by-side races per year # 2 motorsport in the US after NASCAR ESPN Sports Poll 2006: What is your favorite type of racing? (NASCAR 57%) 10.6% 6.8% 6.3% 1.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%

NHRA Professional Drag Racing Series 23 national events per year Over 80 days of racing Up to 125,000 spectators per event 35 of top 50 DMAs One-of-a-kind fan and sponsor access All national events televised on ESPN2 49% viewership increase between 2000 and 2006

NHRA’s Professional Drag Racing Series – A Totally Unique Experience O to 100 MPH in less than one second 6 G’s of acceleration 330 MPH racing speeds 7000 horsepower 130 db sound levels (Jet Takeoff=110dB)

Extensive Geographical Reach National Event Locations NATIONAL EVENTS Los Angeles, CA Phoenix, AZ Gainesville, FL** Houston, TX* Las Vegas, NV Atlanta, GA** St. Louis, MO* Topeka, KS Chicago, IL Englishtown, NJ Norwalk, OH Bristol, TN Denver, CO* Seattle, WA* Sonoma, CA Minneapolis, MN* Reading, PA Indianapolis, IN** Memphis, TN* Dallas, TX Richmond, VA Las Vegas, NV Los Angeles, CA * Not a NASCAR market ** NHRA Owned/Leased Track Fan Base Distribution Source: Scarborough Research 2006 (Fan = Very or Somewhat interested)

Chicago, IL Bristol, TN Las Vegas, NV Indianapolis, IN

High Impact Sponsor Opportunities

Energetic and Diverse Racer Community TONY PEDREGON Funny Car JR TODD Top Fuel ANTRON BROWN Pro Stock Motorcycle ANGELLE SAMPEY Pro Stock Motorcycle ASHLEY FORCE Funny Car MELANIE TROXEL Top Fuel JOHN FORCE Funny Car BRANDON BERNSTEIN Top Fuel RON CAPPS Funny Car

Transaction Summary

Transaction Summary NHRA Pro Racing will acquire the following from NHRA: PowerAde Professional Series and all professional NHRA drag racing assets/opportunities Exclusive, worldwide, perpetual license to NHRA brand for professional drag racing activities Real Estate Properties Four NHRA-owned tracks (Columbus, Atlanta, Gainesville, Indianapolis) - Over 1400 acres of land in aggregate Favorable long-term track lease in Pomona Headquarters building (Glendora, CA) Broad and extensive NHRA commercialization rights Exclusive Professional and “Official NHRA” sponsorship/licensing rights Media Exploitation Rights Broadcast Television/Radio DVD Ownership of Video/Photo Archive New Media (e.g., NHRA.com website, gaming, Internet, mobile, etc.) New professional publications and membership programs Merchandising (Professional and generic NHRA) Non-profit National Hot Rod Association (Association) will continue to be the sport’s sanctioning body and retain non-professional racing, safety and educational activities. NHRA Pro Racing will leverage the Association’s racing expertise through long term agreements for race-related services: Sanctioning Services – Race Operations Services

Transaction Summary (cont.) Transaction enterprise value: $121M $100M cash $11.5M in assumed debt $9.5M in HD Partner equity Post-transaction capital structure supports aggressive growth strategy Transaction value represents 11 x 2006 Pro-Racing related EBITDA* NHRA Pro Racing Management Structure Eddy Hartenstein: Chairman Tom Compton: President and CEO 14 years with NHRA President and CEO since 2000 Robert Meyers: Chief Financial Officer Larry Chapman, Steve Cox and Bruce Lederman to provide dedicated executive support for new initiatives Consulting contract with NHRA’s current EVP and General Manager * EBITDA includes pro forma payments to be made by Association to NHRA Pro Racing for sportsman racing access for national events

Transaction Maximizes Overall Drag Racing Expertise and Opportunities Association Expertise Leveraged Across Both Platforms NHRA Pro Racing Association PowerAde Pro Racing Series and All NHRA Pro Racing Activities Exclusive, Worldwide License To NHRA Brand for Pro Racing Activities, Licensing and Sponsorships NHRA Owned Tracks Gainesville, Atlanta, Columbus, Indianapolis Media Exploitation Rights Broadcast TV/Radio, DVD, Photos, Internet, Mobile, Gaming, Pro-focused Publications Exclusive Merchandise Rights NHRA Pro and Generic NHRA Products NHRA.com Website Association provided shared access Sportsman/Amateur Racing National Dragster Magazine Nostalgia/Reunion Events Youth/Educational Programs NHRA Museum Racing Operations Sanctioning

Benefits of Association Activities to NHRA Pro Racing Professional NHRA Pro Racing Association Association Grassroots Racing Activities Grow Participant and Fan Base, While Creating Multiple Marketing and Commercialization Opportunities for NHRA Pro Racing 23 49 >2000 >4500 Events/Year

NHRA Pro Racing Financial Overview 2006 Revenue (1) 2005 EBITDA excludes one-time pension termination expense of $2,344 (2) EBITDA adjusted for pro forma payments to be made by Association to NHRA Pro Racing for sportsman racing access for national events ($ in thousands) 2004 2005 2006 Revenue and support Spectator admissions $41,563 $44,036 $46,165 Sponsorship and advertising 19,471 21,040 23,082 Television 7,526 8,341 9,989 Royalties and concessions 7,042 7,000 6,974 Racetrack Rental Fees 3,443 3,415 3,446 Participant entries 2,966 3,046 3,109 Retail publication sales 132 106 100 Other 227 257 578 Total revenues and support $82,370 $87,242 $93,442 Total operating expenses 75,190 78,298 83,174 EBITDA (1) 7,315 9,044 10,252 Adjusted EBITDA (2) $8,115 $9,844 $11,052 Revenue growth -- 5.9% 7.1% EBITDA margin 8.9% 10.4% 11.0% Adjusted EBITDA margin (2) 9.9% 11.3% 11.8% 49% 25% 11% 7% 4% 3% 0.1% 1% Spectator admissions Sponsorship and advertising Television and video Royalties and concessions Racetrack Rental Fees Participant entries Retail publication sales Other

Valuation Analysis Most sports media assets are privately held, and command substantial premiums in private ownership transactions Racetrack operators, which trade between 8.5x and 10x LTM EBITDA, lack the substantial growth and brand extension characteristics that the NHRA commands as a branded sports entertainment service, including Established brand value Geographic expandability, both domestically and internationally Multiple outlets for distribution and consumption Combination of consumer and event-driven economics Multiple ancillary media and multimedia opportunities Control of consumer proposition (no dependence on third party) With respect to public companies, a sports media asset such as NHRA Pro Racing more closely approximates a multi-media branded entertainment company, which is generally characterized by having multiple proven brand extension opportunities

Given NHRA’s established brand name, brand extension potential and multiple outlets for distribution and consumption, the most relevant comparables are multi-media branded entertainment companies Race track operators viewed as a valuation floor Comparable Companies LTM EBITDA Multiples Comparable Companies NHRA Pro Racing 13.4x 9.1x 12.7x 8.5x 14.3x 24.0x 10.2x - x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x Six Flags International Speedway Marvel Entertainment Speedway Motorsports World Wrestling Entertainment Playboy Enterprises Dover Motorsports

Growth Opportunities

Expand the Sponsor and Advertiser Base Grow the Fan Base Through Increased Exposure Leverage the Passionate Fan Base Key Near-Term Growth Opportunities New Events Spectator Admissions Sponsorships Broadcast Television Merchandising Licensing Membership Publications Multi-media

Growing Automotive Enthusiast Market NHRA Pro Racing’s Marketing and Sponsorship Activities Will Take Advantage of the Growing Automotive Enthusiast Culture Television Movies Publications Events

NHRA Pro Racing Poised to Exploit Multiple Near-Term Opportunities Introduce New National Events – increase the current 23 national events by targeting underserved regions Reach new fans and expand the overall brand presence Geographic expansion enhances sponsorship value Targeted opportunities for international expansion Expand and monetize fan base Use increased advertising and sponsor promotions to expand event attendance and viewership Enhance average revenue per spectator across various customer touch points Significant EBITDA growth can be created through expansion of National Event-related economics Initiative EBITDA Contribution Introduce New National Event $500K per event (average) (1) Increase Paid Attendance $1M per incremental 5% (2) Increase Paid Attendee Revenue $500K per incremental $1 spend (3) (1) Assumes non-owned track (2) Increase against 2006 paid attendance (3) Increase against 2006 paid attendees All NHRA Pro Racing near-term growth opportunities can be fully financed through current operational cash flow

Near Term Opportunities (cont.) Leverage current momentum to fill key sponsorship category vacancies Quality sponsors from outside racing are increasingly attached to the sport Significant unfilled opportunities in proven auto racing sponsorship categories Wireless products • Quick Service Restaurants Satellite TV • Consumer Electronics Satellite Radio • Home Improvement Consumer Packaged Goods • Information Technology Banking • Internet Services Big Box Electronics • Pharmaceuticals

Near Term Opportunities (cont.) Revamp and re-launch licensing and merchandising initiatives Exploit NHRA’s potential as a lifestyle brand Enhance NHRA.com’s online sales offerings License new products and services in proven auto enthusiast categories NASCAR has licensed over 3500 products and services Establish presence in relevant retail venues Management believes that merchandise spend rates can be significantly increased Licensed retail sales of NASCAR-branded products generated license fees of over $300M in 2005 Commercially exploit substantial video and photo archive Over 20,000 hours of previously unreleased video Photo archive covering the entire 50+ year history of the sport Other branded entertainment services have demonstrated ability to drive substantial revenue and EBITDA through targeted DVD sales In 2006, WWE sold over 3M video units for $42.6M in gross revenue

Growth Opportunities Drive Near-Term Financial Acceleration Expand commercial reach into additional untapped multimedia platforms Brand extension opportunities such as games, mobile, downloadable content and satellite radio. Re-launch NHRA.com Balance information, entertainment and commerce opportunities Introduce targeted advertising capabilities Enhance multi-media experience Launch New Professional Drag Racing Publications and Membership programs Target existing passionate fan base Enhances merchandising opportunities and overall fan loyalty Association currently drives significant EBITDA through memberships and publications with base of approximately 80,000 members

HD Partners - A Well-Positioned Platform for Aggressive Sports Media Expansion Opportunities NHRA Pro Racing Opportunities Upgrades to owned and non-owned track facilities Strategic acquisition of new tracks Ancillary racing assets Complimentary media assets (hard and electronic) Automotive enthusiast assets Emerging sports media aggregation opportunities Significant capabilities to expand revenues and leverage cost efficiencies across multiple event-based businesses Exploit efficiencies in infrastructure, event co-location and marketing Enhance value to sponsors Bundle media exploitation rights Existing capital, substantial debt capacity and warrant exercise proceeds provide immediate capability to grow core racing asset while pursuing additional strategic acquisition opportunities Acquisition Establishes a Compelling Sports Media Asset Foundation Combined with the Capital and Management Expertise to Build a Truly Unique Entertainment Platform

HD Partner Background and the NHRA Opportunity

HD Partners: Exploiting the NHRA Opportunity Developed and successfully marketed many innovative sports products Out-of-market sports packages Unique pay-per-view programming (Behind-the scenes) Pioneered promotional programs linking key national retailers and special event programming (e.g., Shania Twain, NFL Sunday Ticket) Established first-of-a-kind relationships with national telephone operators (AT&T, Verizon, Bell South) to integrate video offering with communication products HD Partners management team is uniquely positioned to address NHRA’s challenges and accelerate NHRA’s growth opportunities

HD Partners: Exploiting the NHRA Opportunity (cont.) Brand Management Created the most recognized brand in multichannel pay television Sales/Marketing/Advertising Developed extensive sales, marketing, distribution and advertising programs to expand product and service reach Customer Retention and Loyalty Developed innovative customer retention and loyalty programs Website Successfully developed website as a source of information, brand extension and commercial activity Advanced Technologies Leveraged new technologies to expand the entertainment experience (e.g., interactive television and digital video recorders) HD Partner experience covers all facets of growing an entertainment business and strongly complements the existing NHRA organization.

HD Partners: Extensive Contact Network High level contacts at many logical NHRA partners Consumer electronics retailers Video and broadband distribution platforms Television broadcasters and programmers Emerging distribution platforms Consumer electronics manufacturers Auto manufacturers Additional web of contacts through Board of Directors representation XM Satellite Radio Consumer Electronics Association Thomson Multimedia SanDisk HDP Team intends to exploit an extensive network of relevant contacts to expand the NHRA reach and visibility Successful Track Record of Strategic Partnering to Grow Brand Recognition, Sales, and Customer Enthusiasm

Conclusion

Conclusion NHRA Pro Racing is attractively valued, unique sports entertainment asset with a recognized brand in a growing market Many near-term opportunities for significant EBITDA expansion on a profitable base business HD Partners’ capital structure provides immediate capability to aggressively pursue incremental growth opportunities HD Partners management is uniquely qualified to grow the NHRA Pro Racing asset while aggressively pursuing platform expansion